EMPIRE INSURANCE COMPANY

                 CENTURION INSURANCE COMPANY

                 50% QUOTA SHARE REINSURANCE

                          AGREEMENT


                       ADDENDUM NO. 1

     This Addendum No. 1 is attached to and made a part of the Quota Share Reinsurance Treaty (the "Treaty") entered into by and between CENTURION INSURANCE COMPANY (the
"Reassured") and EMPIRE INSURANCE COMPANY (the "Reinsurer") on January 27, 1997.

     This Addendum No. 1 shall be effective for all Inforce, new and renewal business attaching on or after July 1, 1997.

     Addendum No. 1 hereby amends Article VI of the Treaty entitled "Quota Share Participation" to reads as follow:

                         ARTICLE VI
                  QUOTA SHARE PARTICIPATION

     1.   The Reassured shall cede and the Reinsurer shall
accept 75% of the Reassured's net  liability in written
premium in any one contract year on risks under all policies
covered   hereunder.

     2. "Net Liability" shall mean the liability which the Reassured retains net for its own account and unreinsured in any way. Net liability shall include allocated loss
adjustment     expenses and the Reinsurer shall be liable
for its proportionate share of all such expenses, irrespective of the amount of the cession or the limit hereunder applying to any one risk, any one loss occurrences.

     3. The Reassured shall be the sole judge of what constitutes one risk.

          All other terms and conditions of the Treaty remained unchanged.

          IN WITNESS WHEREOF, the parties have caused this
Addendum No. 1 to be executed      by their duly authorized
officers as of the 31st day of July, 1997.


                              EMPIRE INSURANCE COMPANY


                         By:       FRANCIS M. COLALUCCI

                         Title:    Senior Vice President,
                                   CFO and Treasurer


                              CENTURION INSURANCE COMPANY


                         By:       BRUCE OSTERMAN

                         Title:    Vice President

1.                 CENTURION INSURANCE COMPANY

               QUOTA SHARE REINSURANCE TREATY

                  EFFECTIVE JANUARY 1, 1997

                          PREAMBLE

     The Centurion Insurance Company hereinafter referred to as "the Reassured", shall cede and the Empire Insurance Company, hereinafter referred to as "the Reinsurer", shall accept a 50% quota share of the Reassured's net liability in written premium in any one contract year resulting from any loss or losses under the Reassured's policies, subject to the following conditions.

                          ARTICLE I
                    TERM AND CANCELLATION

      1. A. This Treaty shall be effective for all business written on or after January 1, 1997 and shall remain continuously in force until terminated by either party giving to the other at least 60 days prior written notice by registered mail, or at any time by mutual consent.

          B. In the event of termination of this Treaty, at the option of the Reassured:

          (1) The Reinsurer shall be liable for their share of the liability under all policies or portions thereof in force as of the date of termination, up to the natural expiration or prior termination date of said policies, but not to exceed a further twelve month period.

          (2)  The Reassured shall have the option, by
giving 60 days' notice to the Reinsurer, of effecting cancellation of all cessions in force hereunder, such cancellation to be effective on the date of termi-nation of this Treaty. In such event, Reinsurer shall return to the Reassured the full unearned premium reserve applicable to the unexpired liability, computed on the monthly pro rata basis, less provision for commissions as provided for herein.

                         ARTICLE II
                          TERRITORY

     1. The territorial limits of this Treaty shall be the same as that in the Reassured's original policies, contracts or binders of insurance.

                         ARTICLE III
                      BUSINESS COVERED

      1. This Treaty shall cover policies written or renewed by or on behalf of the Reassured during the term of this Treaty.

2.

                         ARTICLE IV
                         EXCLUSIONS

     1.   This Treaty shall not cover:

          A.   Nuclear Incident Exclusion Clause - Liability
- Reinsurance as per attached.

           B.   Nuclear Incident Exclusion Clause - Physical
Damage - Reinsurance as per attached.

          C.   Pools Exclusion Clause as per attached.

                          ARTICLE V
                   DEFINITION OF POLICIES

1. The term "policies", whenever used herein, shall mean all binders, policies, contracts, certificates and other obligations, whether oral or written, of insurance or reinsurance.

                         ARTICLE VI
                  QUOTA SHARE PARTICIPATION

1.   The Reassured shall cede and the Reinsurer shall accept
50% of the Reassured's net liability in written premium in any one contract year on risks under all policies covered hereunder.

2. "Net Liability" shall mean the liability which the Reassured retains net for its own account and unreinsured in any way. Net liability shall include allocated loss adjustment expenses and the Reinsurer shall be liable for its proportionate share of all such expenses, irrespective of the amount of the cession or the limit hereunder applying to any one risk, any one loss occurrence.

3. The Reassured shall be the sole judge of what constitutes one risk.

                         ARTICLE VII
                     ORIGINAL CONDITIONS

1. All amounts ceded hereunder shall be subject to the same gross rates and to the same clauses, conditions, and modifications of the Reassured's policies and the Reinsurer shall pay losses as may be paid thereon and shall follow the settlements of the Reassured, subject always to the limits, terms and conditions of this treaty.

3.


                        ARTICLE VIII
                           LOSSES

1. The Reinsurer shall be liable for its proportionate share of the amount payable by the Reassured in settlement of losses or liability covered hereunder after deducting all recoveries, all salvage, and all amounts due from any other Reinsurers (whether collected or not). The Reinsurer shall also be liable for proportionate share of all allocated loss adjustment and legal expenses in connection with the adjustment and defense of claims covered hereunder, other than office expenses of the Reinsured and salaries of its regular employees.

                         ARTICLE IX
                EXTRA CONTRACTUAL OBLIGATIONS

1. The reinsurer shall reinsure the Reassured, subject to the limit of this Treaty, for 50% of the Reassured's Extra Contractual Obligations losses. Such losses are defined as those liabilities (whether they constitute compensatory, incidental, exemplary or punitive damages) not covered under any other provision of this Treaty and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Reassured to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement, in the preparation of the defense or in the trial of any action against its insured or reassured or in the preparation or prosecution of an appeal consequent upon such action.

2. The date on which any Extra Contractual Obligation is incurred by the Reassured shall be deemed, in all circumstances, to be the date of the original accident, casualty, disaster or loss occurrence. Any loss under this Article shall be deemed to be part of the original accident, casualty, disaster, or loss occurrence which gave rise to the claim by the insured under the original policy; in no event shall the Reinsurer's limit of liability for any accident, casualty, disaster or loss occurrence, including Extra Contractual Obligations, exceed the limit of the Treaty.

3. However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors, or a corporate officer of the Reassured, acting individually or collectively or in collusion with a member of the Board of Directors, a corporate officer or a partner of any other corporation or partnership.

4. If any provisions of this contract shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this contract or the enforceability of such provision in any other jurisdiction.

4.

                          ARTICLE X
                          NET LOSS

1. The term "net loss" shall mean the actual loss incurred by the Reassured under policies covered hereunder. Such loss shall include sums paid in settlement of claims and suits and in satisfaction of judgments, including prejudgment interest when added to judgment. Such loss also shall include any Losses in Excess of Policy Limits and any Extra Contractual Obligations incurred by the Reassured but shall exclude allocated loss adjustment expenses.

2. All salvages, recoveries payments and reversals or reductions of verdicts or judgments whether recovered, received or obtained prior or subsequent to loss settlement under this Treaty, including amounts recoverable under other reinsurance whether collected or not, shall be applied as if recovered, received or obtained prior to the aforesaid settlement and shall be deducted from the actual losses sustained to arrive at the amount of the net loss. Nothing in this article shall be construed to mean losses are not recoverable until the net loss to the Reassured finally has been ascertained.

3. All allocated loss adjustment expenses paid by the Reassured as a result of net losses covered hereunder shall be divided between the Reassured and the Reinsurer, without regard to the limit of this Treaty, in proportion to their share of the net loss. Allocated loss adjustment expenses shall include without limitation expenses sustained in connection with settlement and litigation of claims and suits, satisfaction of judgments, resistance to or negotiations concerning a loss, all interest on judgments other than prejudgment interest when added to a judgment and expenses sustained to obtain recoveries, salvages and other reimbursements, or to secure the reversal or reduction of a verdict or judgment.

4. In the event there are any recoveries, salvages, or reimbursements recovered subsequent to a loss settlement, or in the event a verdict or judgment is reversed or reduced, the allocated loss adjustment expenses incurred in obtaining the recovery, salvage or reimbursement or in securing the reduction or reversal shall be divided between the Reassured and the Reinsurer in proportion to their share of the benefit therefrom, with the expenses incurred up to the time of the loss settlement or the original verdict or judgment being divided in proportion to the share of the Reassured and the Reinsurer in the original loss settlement or verdict or judgment.

5. The Reinsurer shall be subrogated, as respects any loss for which the Reinsurer shall actually pay or become liable, but only to the extent of the amount of payment by or the amount of liability to the Reinsurer, to all the rights of the Reassured against any person or other entity who may be legally responsible in damages for said loss. Should the Reassured elect not to enforce such rights, the Reinsurer are hereby authorized and empowered to bring any appropriate action in the name of the Reassured or its policy-holders, or otherwise to enforce such rights. The Reinsurer shall promptly remit to the Reassured the amount of any judgment awarded in such an action in excess of the amount of payment by, or the amount of liability to, the Reinsurer hereunder.

5.

                         ARTICLE XI
              LOSSES IN EXCESS OF POLICY LIMITS

1. The Reinsurer shall reinsure the Reassured, subject to the limit of this Treaty, for 50% of any loss in excess of the limit of its policy, such loss in excess of the limit having been incurred because of the failure by it to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting a offer of settlement, in the preparation of the defense or in the trial of any action against its insured or reassured or in the preparation or prosecution of an appeal consequent upon such action.

2. For the purposes of Paragraph 1. of this Article, the word "loss" shall mean any amounts for which the Reassured would have been contractually liable to pay had it not been for the limit of the policy.

3. However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors, or a corporate officer of the Reassured, acting individually or collectively or in collusion with a member of the Board of Directors, a corporate officer or a partner of any other corporation or partnership.

ARTICLE XII
PREMIUM AND COMMISSION

1.    A.    The  premium payable to the Reinsurer  hereunder
shall  be calculated at the    same gross rates and  on  the
same  basis  as the premiums received by the Reassured    on
its original policies.

      B.    The  Reinsurer agrees to allow the  Reassured  a
commission subject to a provisional rate of 20% on a sliding scale basis as follows: The provisional commission of 20% will be charged at a 75% loss ratio. The Reassured's commission will decrease .25% for each 1.0% increase in the loss ratio, to a minimum of 15% at a loss ratio of 95.0%. The Reassured's commission will increase .25% for each 1.0% decrease in the loss ratio, to a maximum of 25% at a 55% loss ratio.

           The initial commission adjustment period will be from January 1, 1997 to December 31, 1997. Thereafter, the
commission  adjustment period will be defined       as  each
twelve consecutive calendar months during the term this Treaty remains in force. Commission adjustments will be
computed  at the end of the first consecutive       fourteen
month period. Thereafter, the commission adjustments will be computed annually, until all losses occurring during the respective commission adjustment period have been settled.

     C. The adjusted or final percentage of commission for any commission adjustment period shall be applied to the earned premiums hereunder for such period and the difference, if any, between the adjusted commission so determined and the provisional commission of 20.0% of written premiums for the period shall be paid by the debtor to the creditor.

6.


      D. The loss ratio for each commission adjustment period shall be determined by dividing losses (including losses in Excess of Policy Limits and Extra Contractual Obligations) and allocated loss adjustment expenses, incurred during the period by premiums earned during the period.

     E.   The period from the inception hereof through
December 31, 1997 shall  constitute the first commission
adjustment period hereunder.  Each subsequent 12  month
period shall constitute a further commission adjustment
period hereunder.   Adjustment     period, the period from
the end of the last complete commission adjustment period,
or the    inception of this Treaty if cancelled during the
first commission adjustment period, to the   date of
cancellation, shall constitute a commission adjustment period hereunder.

     F.   Notwithstanding the provisions of Paragraph E. of
this Article, interim    commission adjustment calculations
shall be made December 31, 1997 and each period   and
annually each December 31 after the close of each period
until all losses occurring    during the period have been
settled and all premiums earned during the period have been adjusted.

                        ARTICLE XIII
                    REPORTS AND ACCOUNTS

1. Within 30 days after the close of each calendar month, the Reassured shall furnish the Reinsurer with the following reports:

     A.   Written premiums ceded during the month being
reported, for all business              covered hereunder.

      B.    Losses  (including Losses in  Excess  of  Policy
Limits  and  Extra Contractual       Obligations)  and  loss
adjustment  expenses  paid, and salvage  amounts  collected,
during the     month, by year or occurrence.

     C.   Reserves for outstanding losses (including Losses
in Excess of Policy limits         and Extra Contractual
Obligations) and loss adjustment expenses at the end of the
month,    by year of occurrence.

2. In addition to the reports in Paragraph 1. of this Article, after the close of each calendar quarter the Reassured shall furnish the Reinsurer with a report of unearned premiums as of the end of the quarter being reported.

3. Within 30 days after the close of each calendar month, the Reassured shall furnish the Reinsurer with an account showing the written premiums ceded during the month, less the commission allowed hereunder on premiums ceded, and less Reinsurer's share of the losses (including Losses in Excess of Policy Limits and Extra Contractual Obligations) and loss adjustment expenses during the month being reported. The balance due shall be payable by the debtor party within 30 days of the submission of the monthly account.

7.

                         ARTICLE XIV
                    ERRORS AND OMISSIONS

1. Inadvertent delays, errors or omissions made in connection with this Treaty shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such delay, error or omission shall be rectified as soon as possible after discovery by the Reassured's Home Office.

ARTICLE XV
CURRENCY

1. The net liability of the Reassured and the Reinsurer's cession amount shall be considered in terms of United States currency and all premiums and losses hereunder shall be payable in United States currency.

ARTICLE XVI
TAXES

1. In consideration of the terms under which this Treaty is issued, the Reassured undertakes not to claim any deduction of the premium hereon when making Canadian Tax returns or when making tax returns, other than Income or Profits Tax returns, to any State or Territory of the United States of America or to the District of Columbia.

ARTICLE XVII
ACCESS TO REASSURED'S RECORDS

1. Upon reasonable notice being given to the Reassured, the Reinsurer or their designed representative shall have free access at any reasonable time during the term of this Treaty and subsequent to its termination to all records of the Reassured which pertain in any way to this reinsurance.

ARTICLE XVIII
SERVICE OF SUIT

      (Paragraphs 1. and 2. of this Clause only apply  to  a
Reinsurer domiciled outside of     the United States  and/or
unauthorized in the State of New York.

1. It is agreed that in the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Reassured, will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of Reinsurer's rights to commence an action in any Court of competent jurisdiction in the United States, to remove and action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any State in the United States. It is further agreed that service of process in such suit may be made upon Mendes and Mount, 3 Park Avenue, New York, N.Y. 10016, and that in any suit instituted against it upon this Treaty, the Reinsurer will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

8.


2. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suite and/or upon the request of the Reassured to give a written undertaking to the Reassured that they will enter a general appearance upon the Reinsuer's behalf in the event such a suit shall be instituted.

3. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefore, the Reinsurer hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Reassured or any beneficiary hereunder arising out of this Treaty of reinsurance, and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

ARTICLE XIX
ARBITRATION

1. Any dispute or other matter in question between the Reassured and the Reinsurer arising out of or relating to the information, interpretation, performance, or breach of this Treaty, whether such dispute arises before or after termination of this Treaty, shall be settled by arbitration. Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen.

2. Each party shall appoint an individual as arbitrator and the two so appointed shall then appoint a third arbitrator. If either party refuses or neglects to appoint an arbitrator within sixty days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within sixty days of their appointment, each of the arbitrators shall nominate three individuals. Each arbitrator shall then decline two of the nominations presented by the other arbitrator. The third arbitrator shall then be chosen from the remaining two nominations by drawing lots. The arbitrators shall be active or retired officers of insurance or reinsurance companies or Lloyd's London Underwriters; the arbitrators shall not have a personal or financial interest in the result of the arbitration.

3. The arbitration hearings shall be held in New York, New York or such other place as may be mutually agreed. Each party shall submit its case to the arbitrators within sixty days of the selection of the third arbitrator or within such longer period as may be agreed b the arbitrators. The arbitrators shall not be obliged to follow judicial formalities or the rules of evidence except to the extent required by governing law, that is, the state law of the situs of the arbitration as herein agreed; they shall make their decisions according to

9.

the practice of the reinsurance business. The decision rendered by a majority of the arbitrators shall be final and binding on both parties. Such decision shall be a condition precedent to any right of legal action arising out of the arbitrated dispute which either party may have against the other. Judgment upon the award rendered may be entered in any court having jurisdiction thereof.

4. Each party shall pay the fee and expenses of its own arbitrator and one-half of the fee and expenses of the third arbitrator. All other expenses of the arbitration shall be equally divided between the parties.

5. Except as provided above, arbitration shall be based, insofar as applicable, upon the procedures of the American
Arbitration Association.

                         ARTICLE XX
                         INSOLVENCY

1. In the event of the insolvency of the Reassured and the appointment of a liquidator, receiver, conservator or statutory successor, this reinsurance shall be payable on the basis of the liability of the Reassured as a result of claims allowed against the Reassured by any court of competent jurisdiction or any liquidator, receiver, conservator or statutory successor having authority to allow such claims, without diminution because of such insolvency or because such liquidator, receiver, conservator or statutory successor has failed to pay all or a portion of any claims.

2. Payments by the Reinsurer as above set forth shall be made directly to the Reassured or to its liquidator, receiver, conservator or statutory successor, except as provided by subsection (a) of section 4118 of the New York Insurance Laws or except (a) where this Treaty specifies another payee in the event of the insolvency of the
Reassured, and (b) the Reinsurer with the consent of the direct insures, and, as respects New York risks, the approval of the Superintendent of the New York Insurance Department has assumed such policy obligations of the Reassured as its direct obligations to the payees under such policies, in substitution for the obligations of the Reassured to such payees.

3. In the event of the insolvency of the Reassured, the liquidator, receiver, conservator or statutory successor of the Reassured shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Reassured on the policy or policies reinsured within a reasonable time after such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Reassured or its liquidator, receiver, or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable subject to court approval against the insolvent Reassured as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Reassured solely as a result of the defense undertaken by the Reinsurer.

10.


                         ARTICLE XXI
                          RESERVES

1. If a jurisdiction of the United States will not permit the Reassured, in the statements required to be filed with its regulatory authority(ies), to receive full credit as admitted reinsurance for the Reinsurer's share of obligations, the Reassured shall forward to the Reinsurer a statement of the Reinsurer's share of such obligations. Upon receipt of such statement the Reinsurer shall promptly apply for, and provide the Reassured with, a "clean," unconditional and irrevocable Letter of Credit, in the amount specified in the statement submitted, with terms and bank acceptable to the regulatory authority(ies) having jurisdiction over the Reassured.

2. "Obligations," as used in this Article, shall mean the sum of losses paid and allocated loss adjustment expenses paid by the Reassured but not yet recovered from the Reinsured, plus reserves for reported losses, allocated loss adjustment expenses and losses incurred but not reported.

3. The Reinsurer hereby agrees that the Letter of Credit will provide for automatic extension of the Letter of Credit without amendment for one year from the date of expiration of said Letter or any future expiration date unless thirty(30) days prior to any expiration the issuing bank shall notify the Reassured by registered mail that the issuing bank elects not to consider the Letter of Credit renewed for any additional period. An issuing bank, not a "qualified Bank" as defined by Regulation No. 133 promulgated by the Insurance Department of the State of New York, shall provide sixty(60) days notice to the Reassured prior to any expiration.

4. Notwithstanding any other provision of this Treaty, the Reassured or any successor by operation of law of the Reassured including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Reassured may draw upon such credit, without diminution because of the insolvency of any party hereto, at any time and undertakes to use and apply such credit for one or more of the following purposes only:

     A.   To pay the Reinsurer's share or to reimburse the
Reassured for the                  Reinsurer's share of any
obligations, as stipulated in the statement
submitted by the Reassured to the Reinsurer, which is due to
the Reassured       and not otherwise paid by the Reinsurer.

      B.   In the event the Reassured has received effective
notice of non-renewal of                the Letter of Credit
and the Reinsurer's liability remains unliquidated and undischarged thirty(30) days prior to the expiry date of the
Letter of                Credit, to withdraw the balance  of
the  Letter  of Credit and place such  sums           in  an
interest  bearing  trust account to  secure  the  continuing
liabilities of the       Reinsurer under this Treaty until a
renewal Letter of Credit acceptable

11.

      to the regulatory authority(ies) having jurisdiction over the Reassured, or a substitute in lieu thereof acceptable to the regulatory authority(ies) having jurisdiction over the Reassured, has been received by the
Reassured.  The               Reassured shall provide to the
Reinsurer     payment     of    any     interest     thereon
accruing from such account.

     C.   To make refund of any sum which is in excess f the
actual amount required             for Sections A. and B. of
this paragraph.

5. At annual intervals or more frequently as determined by the Reassured, but never more frequently than quarterly, the Reassured shall prepare a specific statement, for the sole purpose of amending the Letter of Credit, of the Reinsurer's share of any obligations. If the statement shows that the Reinsurer's share of obligations exceeds the balance of credit as of the statement date, the Reinsurer shall, within thirty(30) days after receipt of notice of such excess, secure delivery to the Reassured of an amendment of the Letter of Credit increasing the amount of credit by the amount of such difference. If the statement shows, however, that the Reinsurer's share of obligations is less than the balance of credit as of the statement date, the Reassured shall, within thirty(30) days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit.

6. The bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Reassured or the disposition of funds withdrawn, except to assure that withdrawals are made only upon the order of properly authorized representatives of the Reassured. The Reassured shall incur no obligation to the bank in acting upon the credit, other than as appears in the express terms thereof.,

                   POOLS EXCLUSION CLAUSE



SECTION A

It is agreed that the following is excluded hereunder:

(1)   All  business derived directly or indirectly from  any
Pool,  Association or Syndicate which    maintains  its  own
reinsurance facilities.

(2)  Any Pool or Scheme, (whether voluntary or mandatory)
formed after 1st March, 1968 for the    purpose of insuring
property whether on a country-wide basis or in respect of
designated areas.   This exclusion shall not apply to so-
called Automobile Insurance Plans or other Pools formed to
provide coverage for Automobile    Physical Damage.

It is agreed, where this clause is attached to Catastrophe Reinsurance Agreements, the following, as respects all perils otherwise protected hereunder, shall not be excluded from the protection afforded by the said Catastrophe Reinsurance Agreement:

     (a)  All Fair Plan business.

     (b)  Liability accruing to the Reassured from its
participation in the following                    "Coastal
Pools".

          Alabama Insurance Underwriting Association
          Florida Windstorm Underwriting Association
          Louisiana Insurance Underwriting Association
          Mississippi Insurance Underwriting Association
          North Carolina Insurance Underwriting Association
          South Carolina Windstorm and Hail Underwriting
Association
          Texas Catastrophe Property Insurance Association

However this reinsurance does not include any increase in liability resulting from:

     (i)  The inability of any other participant in such
"Coastal Pool" or Fair Plan to                    meet its
liability.

     (ii) Any claim against such "Coastal Pool" or Fair
Plan, or any Participant                     therein,
including the Reassured, whether by way of subrogation or
otherwise, brought by or on behalf of any Insolvency Fund
(as defined in                     the Insolvency Funds
Exclusion Clause incorporated in this agreement).

SECTION B

It is agreed that business written by the Reassured for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder.

          Industrial Risk Insurers
          Associated Factory Mutuals
          Improved Risk Mutuals

          Any Pool, Association or Syndicate formed for, the
purpose of writing oil, gas or petro-             chemical
plants and/or oil or gas drilling rigs.

          United States Aircraft Insurance Group
          Canadian Aircraft Insurance Group
          Associated Aviation Underwriters
          American Aviation Underwriters

Section B does not apply:

(1) Where the Total Insured Value over all interests of the risk in question is less than $250,000,000.

(2)  to interests traditionally underwritten as Inland
Marine or Stock and/or Contents written on a      Blanket
Basis.

(3) to Contingent Business Interruption, except when the Reassured is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above.

(4)  to risks as follows:

     offices, hotels, apartments, hospitals, educational
establishments, public utilities (other than      railroad
schedules) and builder's risks on the above classes.

                 CENTURION INSURANCE COMPANY

             50% QUOTA SHARE REINSURANCE TREATY

                  EFFECTIVE JANUARY 1, 1997

             (hereinafter call the "Reassured")

                             by

                  EMPIRE INSURANCE COMPANY

                     NEW YORK, NEW YORK

            (hereinafter called the "Reinsurer")



      Under the terms of this Treaty the above
      Reinsurer agrees to assume a 50% share of the liability described in the attached Treaty and, as consideration, the Reinsurer shall receive a 50% share of the premium named therein.



Signed in New York, New York this  27th day of  March, 1997


                              EMPIRE INSURANCE COMPANY

                         By:       FRANCIS M. COLALUCCI

                         Title:    SENIOR VICE PRESIDENT AND CFO

and in New York, New York, this  27th day of March, 1997

                              CENTURION INSURANCE COMPANY

                         By:       BRUCE OSTERMAN

                         Title:    VICE PRESIDENT AND CONTROLLER

U.S.A.


    Nuclear Incident Exclusion Clause - Physical Damage -
                         Reinsurance


1.This  reinsurance  does not cover any  loss  or  liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2.Without  in any way restricting the operation of paragraph
  (1) of this Clause, this reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

               I. Nuclear reactor power plants including all auxiliary property on the site, or

       II.  Any other nuclear reactor installation,
including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

     III. Installations for fabricating complete fuel elements or for processing substantial quantities of  "special  nuclear material," and for reprocessing,
salvaging, chemically  separating,                   storing
or disposing of  "spent" nuclear fuel or waste materials, or

      IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3.Without   in   any  way  restricting  the  operations   of
  paragraphs (1) and (2) hereof, this reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate.

        (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

             (b)   where said insurance contains a provision
excluding coverage for damage to property caused         by
or resulting from radioactive contamination, however caused.
However on and after 1st                       January 1960
this sub-paragraph (b) shall  only apply provided the said
radioactive contami-                 nation exclusion
provision  has been approved by the Governmental Authority
having                jurisdiction  thereof.

4.Without   in   any  way  restricting  the  operations   of
  paragraphs (1), (2) and (3) hereof, this reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a name hazard specifically insured against.

5.It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6.The   term  "special  nuclear  material"  shall  have  the
  meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.Reassured to be sole judge of what constitutes:

Nuclear Incident Exclusion Clause - Physical Damage -
Reinsurance (CONT'D)


       (a)  substantial quantities, and

     (b)  the extent of installation, plant or site.

NOTE  -  Without  in any way restricting  the  operation  of
paragraph (1) hereof, it is  understood and agreed     that

  (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

  (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

 Nuclear Incident Exclusion Clause - LIABILITY - Reinsurance


1.This  reinsurance  does not cover any  loss  or  liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2.Without  in any way restricting the operation of paragraph
  1 of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph 2 from the time specified in Clause III in this paragraph 2 shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

  Limited Exclusion Provision.*

                                                  {injury,
  sickness,
  {disease, death or
  {destruction
      I. It is agreed that the policy does not apply under any liability coverage, to {bodily injury or property damage with respect to which an insurer under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability
  Insurance    Association,   Mutual        Atomic    Energy
  Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

   II. Family Automobile Policies (liability only), Special
  Automobile Policies (private passenger  automobiles,
  liability only), Farmers Comprehensive Personal Liability
  Policies (liability only),    Comprehensive Personal
  Liability Policies (liability only) or policies of a
  similar nature; and the  liability portion of combination
  forms related to the four classes of policies stated
  above, such as      the Comprehensive Dwelling Policy and
  the applicable types of Homeowners Policies.

  III. The inception dates and thereafter of all original
  policies as described in II above, whether new,   renewal
  or replacement, being policies which either

     (a)  become effective on or after 1st May, 1960 or

     (b) become effective before that date and contain the Limited Exclusion Provision set out above;

     provided this paragraph 2 shall not be applicable to
Family Automobile Policies, Special     Automobile Policies,
or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

3.Except  for those classes of policies specified in  Clause
  II of paragraph 2 and without in any way restricting the operation of paragraph 1 of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement; affording the following coverages:

      Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or (Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

  shall   be  deemed  to  include,  with  respect  to   such
  coverages, from the time specified in Clause V of this paragraph 3, the following provision (specified as the Broad Exclusion Provision):

     Broad Exclusion Provision.*

 Nuclear Incident Exclusion Clause - LIABILITY - Reinsurance
                          (CONT'D)



     It is agreed that the policy does not apply:

                                    {injury, sickness,
disease, death or destruction
       I. Under any Liability Coverage, to {bodily injury or property damage

            (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability
Insurance Association.             Mutual Atomic Energy
Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for
its termination upon               exhaustion of its limit
of liability; or

            (b) resulting from the hazardous properties of nuclear material and with respect to which
(1) any person or organization is required to maintain
financial protection pursuant to             the Atomic
Energy Act of 1954, or any law amendatory thereof, or (2)
the insured is, or            had this policy not been
issued would be entitled to indemnity from the United States
of             America, or any agency thereof, under any
agreement entered into by the United States            of
America, or any agency thereof, with any person or organization.

      II.  Under any Medical Payments Coverage, or under any
Supplementary Payments Provision               relating to
{immediate medical or surgical relief,
                         {first aid
                                {bodily injury, sickness,
disease or death
           to expenses incurred with respect to {bodily
injury                   resulting            from the
hazardous properties of nuclear material and arising out of
the operation of a             nuclear facility by any
person or organization.

                             {injury, sickness, disease,
death or destruction
     III.  Under any Liability Coverage, to {bodily injury
or property damage       resulting             from the
hazardous properties of nuclear material, if

            (a)     the nuclear material (1) is at any
nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

            (b)     the nuclear material is contained in
spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

                {injury, sickness, disease, death or
destruction
            (c)     the {bodily injury or property damage
arises out of the furnishing by an                insured of
services, materials, parts or equipment  in connection with
planning,                          construction,
maintenance, operation or use of any nuclear facility, but
if such facility is                located within the United
States of America, its territories, or possessions or Canada,
                                   {injury to or destruction
of property of such nuclear
{facility.
          this exclusion (c) applies only to {property damage to such nuclear facility and any property thereat.

      IV.  As used in this endorsement:
             "hazardous properties" include radioactive,
toxic or explosive properties; "nuclear material"
means source material, special nuclear material or by product material; "source material",
"special nuclear material", and "by product material" have
the meanings given them in the                 Atomic Energy
Act of 1954 or in any law amendatory thereof; "spent fuel"
means any fuel                  element or fuel component,
solid or liquid, which has been used or exposed to radiation
in a                  nuclear reactor; "waste" means any
waste material (1) containing by product material other

Nuclear Incident Exclusion Clause - LIABILITY - Reinsurance
                          (CONT'D)



              than  tailings  or  wastes  produced  by   the
extraction or concentration of uranium or thorium from any ore processed primarily for its source material content, and (2) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility; "nuclear facility" means

           (a) any nuclear reactor,

           (b) any equipment or device designed or used for
(1) separating the isotopes of uranium or
plutonium, (2) processing or utilizing spent fuel, or (3)
handling, processing or                 packaging waste.

           (c) any equipment or device used for the
processing, fabricating or alloying of special
nuclear material if any time the total amount of such
material in the custody of the               insured at the
premises where such equipment or device is located consists
of or contains           more than 25 grams of plutonium or
uranium 233 or any combination thereof, or more than 250 grams of uranium 235.

          (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

      and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

            {With  respect  to injury to or  destruction  of
property, the word "injury" or "destruction"
             {"property  damage"  includes  all   forms   of
radioactive contamination of property,
           {includes all forms of radioactive contamination of property.

      V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph 3, whether new, renewal or replacement, being
policies  which become                effective on or  after
1st May, 1960, provided this paragraph 3 shall not be applicable to

            (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

           (ii)     statutory liability insurance required
under Chapter 90, General Laws of Massachusetts,
           until 90 days following approval of the Broad
Exclusion Provision by the Governmental
Authority having jurisdiction thereof.

4.Without  in any way restricting the operation of paragraph
  1 of this Clause, it is understood and agreed that paragraphs 2 and 3 above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

  *NOTE. The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.